Covingham Capital Corp.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD April 14, 2001

To The Shareholders:

     The Annual Meeting of Shareholders of Covingham Capital Corp. (the "Company") will be held at 4180 La Jolla Village Drive, Suite 500, La Jolla, California 92037, on Saturday, April 14, 2001, 2000 at 9:00 a.m., Pacific Standard Time, for the following purposes:

     1. To elect one (1) director for the term of one year.

     2. To ratify the appointment of HJ & Associates, LLC as the Company's independent accountants for the fiscal year 2001.

     3. To consider and vote upon the proposed 1-for-10 reverse split of the outstanding shares of the Common Stock of the Company;

     4. To consider and vote upon a proposed change in the Company's state of incorporation from Utah to Delaware.

     5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only shareholders of record as of the close of business on March 14, 2001, are entitled to notice and to vote at this meeting or any postponements or adjournments. A complete list of the shareholders entitled to vote at the meeting will be open to the examination by any shareholder, for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the meeting, at the Company's offices at 4180 La Jolla Village Drive, Suite 500, La Jolla, California 92037.

     A copy of the Annual Report on Form 10-KSB for the Year ended December 31, 2000, is being mailed with this proxy material.

     Attendance at the Annual Meeting will be limited to shareholders of the Company. Shareholders will be required to furnish proof of ownership of the Company's common stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company's Stock. Directions to the meeting's location accompany the Proxy Statement.

     Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum and your representation at the meeting. Promptly signing, dating and returning the Proxy will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

                                        By Order of the Board of Directors


                                        Gregory J. Chachas
March __, 2001                          President and Chief Executive Officer
La Jolla, California

                             Covingham Capital Corp.
                           4180 La Jolla Village Drive
                                   Suite 500
                           La Jolla, California 92037

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                               PROCEDURAL MATTERS

General
-------

     The enclosed Proxy Statement, which was first mailed to shareholders on March __, 2001, is furnished in connection with the solicitation of proxies by the Board of Directors of Covingham Capital Corp. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company, to be held on April 14, 2001, at 9:00 am local time, at 4180 La Jolla Village Drive, Suite 500, La Jolla, California 92037, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. When proxies are properly dated, executed and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date and Voting Securities
---------------------------------

     Shareholders of record at the close of business on March 14, 2001, (the "Record Date") will be entitled to vote at the meeting on the basis of one vote for each share held. On March 14, 2001, there were 36,979,163 shares of the common stock outstanding, held of record by approximately ____ shareholders.

Revocability of Proxies
-----------------------

     Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the meeting or by executing another proxy dated as of a later date.

Solicitation
------------

     The cost of solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company's directors, officers and employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or telegram. Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $2,000.

Voting Rights
-------------

     Under the Utah Revised Business Corporation Act and the Company's Articles of Incorporation, as amended and its Bylaws, the holder of Common Stock shall be entitled to vote and shall be entitled to one vote for each share of Company's Common stock held at the Record Date for all matters, including the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" OR "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will not be counted as a vote FOR or AGAINST a proposal. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus a broker non-vote will not effect the outcome of the voting on a proposal. Except with respect to elections of directors, any shareholder entitled to vote may vote part of his or her shares in favor of a proposal and refrain from voting the remaining shares or vote them against the proposal. If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares the shareholder is entitled to vote.

     With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the meeting, and before the voting has begun, of his or her intention to cumulate votes. If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates as he or she thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Votes cast against a candidate or which are withheld shall have no effect. Upon the demand of any shareholder made before the voting begins, the election of directors shall be by ballot rather than by voice vote. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible

Voting Proxies
--------------

     The shares of common stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no specification is made, the shares will be voted "FOR" the nominees named herein as directors, or their respective substitute as may be appointed by the Board of Directors and "FOR" all other proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     The following table sets forth security ownership information as of the close of business on December 31, 2000, for individuals or entities in the following categories at the Company's fiscal year end: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company's Common stock, (ii) each director, (iii) each Named Executive Officer listed in the "Summary Compensation Table" set forth herein, and (iv) all directors and executive officers as a group. Said percentages are based on the total number of shares issued and outstanding as of December 31, 2000.


                      Name And
Title of              Address Of                     Amount of        Percent of
Class                 Beneficial Owner               Ownership          Class
--------------------------------------------------------------------------------
Common Stock          Gregory J. Chachas             20,700,000          55.98%
                      174 E. Dorchester Drive
                      Salt Lake City, UT 84103

                      All Directors and Officers     20,700,000          55.98%
                      as a Group (1 person)

Section 16(a) Compliance
------------------------

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially more than ten percent (10%) of the Common stock of the Company to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). At the present time the Company is not subject to Section 16, and therefore, the directors and officers and shareholders who own ten percent (10%) of the common stock of the Company are not required to file any reports under Section 16.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS
                              ---------------------

     One director is to be elected at the annual meeting, to hold office for a term of one (1) year. It is intended that the accompanying Proxy will be voted in favor of the nominee to serve as directors unless the shareholder indicates to the contrary on the Proxy. Management expects that the nominees will be available for election, but if any such nominee is not a candidate at the time the election occurs, it is intended that such Proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under Nevada law.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION
              OF THE NOMINEE LISTED BELOW TO THE BOARD OF DIRECTORS
    -------------------------------------------------------------------------

                PRESENT DIRECTOR WHO IS NOMINEES FOR RE-ELECTION
                ------------------------------------------------

                                                          Position
    Name of Nominee           Age                (Proposed Term as Director)
    ---------------           ---                ---------------------------
    Gregory J. Chachas        68                      Director - 1 Year


Nominees
--------

     GREGORY J. CHACHAS, age 68, was appointed as a director of the Company on June 9, 1999. On November 24, 1999, Mr. Chachas was appointed as President, Treasurer, and Secretary of the Company and is currently the sole officer and director.

     Beginning in 1958, Mr. Chachas, along with his father and a brother, owned and operated several businesses, including the Junction Motor Service Company, a Cadillac-Pontiac/GMC truck dealership, Ely, Nevada; the Hilltop Motel and Hilltop Drug in Ely and the Cleveland Ranch, a cattle ranch in Spring Valley, Nevada. After the sale of the ranch in 1975, he continued in family enterprises in Ely and was instrumental in developing a shopping center, featuring a Safeway market and a Sprouse Reitz variety store.

     During this time, he also practiced law in Ely, Nevada, served as city attorney for the city of Ely, and later, as district attorney for Eureka County, Nevada, and as district attorney for White Pine County, Nevada. Mr. Chachas has a degree in economics from Harvard College and a juris doctor degree from the University of Utah College of Law. He has been admitted to practice law in Utah, Nevada and Colorado and admitted to practice before the Federal Courts as well as before the United States Supreme Court.

     Since 1990, he has concentrated on his investments in water and mining properties and on several Ely properties. He is presently President of Intermountain Water Co. Inc., which holds water rights in southwestern Nevada, and President of Great Basin Exploration Co. Inc., which is in the business of gold and silver exploration and holds mining properties in Nevada and Idaho.

           INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES
           -----------------------------------------------------------

     During the fiscal year 2000, the Board of Directors did not hold any regular meetings, but took action by unanimous written consent on 3 occasions.

No Audit or Compensation Committees
-----------------------------------

     At the present time the Company does not have a standing Audit or Compensation Committee, and does not anticipate establishing such committees until the Company completes a business combination with an entity with substantive business operations.

Compensation of Directors and Executive Officers
------------------------------------------------

     The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated:

                           SUMMARY COMPENSATION TABLE
                           --------------------------
                                                                                       Long Term Compensation
                                                                                -----------------------------------
                                    Annual Compensation                         Awards        Payouts
                                    -------------------------------------------------------------------------------
                                                                                Securities                All
                                                         Other                  Underlying                Other
                                                         Annual   Restricted    Options/      LTIP        Compen-
Name and                    Year or                      Compen-  Stock         SAR's         Payouts     sation
Principal                   Period     Salary   Bonus    sation)  Awards        (#)            ($)        ($)
Position                     Ended    ($)       ($)      ($)
(a)                          (b)      (c)       (d)      (e)      (f)           (g)           (h)        (i)
------------------------------------------------------------------------------------------------------------------
Gregory J. Chachas(1)        2000     $0        0        0        0             0             0          0
President  and Director      1999     $0        0        0        (1)           0             0          0
                             1998     $0        0        0        0             0             0          0

---------------------
          (1) In 1999, 10,000,000  "unregistered" and "restricted" shares of the
          Company's   common   stock  were  issued  to  Gregory  J.  Chachas  in
          consideration of services rendered.

     No cash compensation, deferred compensation or long-term incentive plan awards were issued or granted to the Company's management during the fiscal years ended December 31, 2000 and 1999. Further, no member of the Company's management has been granted any option or stock appreciation right; accordingly, no tables relating to such items have been included within this Item.

Employment Contracts and Termination of Employment.
---------------------------------------------------

     There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company, with respect to any director or executive officer of the Company which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with the Company. Nor are there any agreements or understandings for any director or executive officer to resign at the request of another person; none of the Company's directors or executive officers is acting on behalf of or will act at the direction of any other person.

Stock Options
-------------

     There are no outstanding stock options or other agreements under which any party has the right to acquire shares of the Company.

Independent Public Accountants
------------------------------

     The Company's independent accountants for the fiscal year ended December 31, 2000 HJ & Associates, LLP of Salt Lake City, Utah, who has served as the Company's independent accountants since 1999. As set forth below in Proposal 2, the Company has appointed HJ & Associates, LLC, as the Company's independent accountants for the fiscal year ending December 31, 2001

     Audit Fees.
     ----------

     During the fiscal year ended December 31, 2000, the aggregate fees billed by HJ & Associates LLP, for services rendered for the audit of the Company's annual financial statements and the review of its financial statements included in the Company's quarterly reports for fiscal year 2000, was $6,588.

     Financial Information System Design and Implementation Fees.
     -----------------------------------------------------------

     Not applicable.

     All other Fees.
     --------------

     Not applicable.

                                   PROPOSAL 2.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
             ------------------------------------------------------

     The Company has appointed HJ & Associates, LLC, as the Company's independent accountants for the fiscal year ending December 31, 2001. HJ & Associates has served as the Company's independent accountants since 1999. Services provided to the Company by HJ & Associates to the Company in fiscal 1999 and 2000 included examination of the Company's financial statements, limited reviews of quarterly reports.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR SUCH RATIFICATION
         --------------------------------------------------------------

                                   PROPOSAL 3.

            APPROVAL OF 1-FOR-10 REVERSE SPLIT OF OUTSTANDING SHARES
            --------------------------------------------------------

     Approval of the proposed approved a 1-for-10 reverse split of the Common Stock of the Company wherein each issued and outstanding shares of Common Stock shall become and represent 0.1 shares with any fractional shares resulting from said reverse stock split to be rounded up to the next whole share.

Vote Required For Adoption
--------------------------

     The affirmative vote of holders of a majority of the Common Shares entitled to vote at the meeting is required to approve the proposed amendment.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.
           ----------------------------------------------------------

                                   PROPOSAL 4.

                         REINCORPORATION OF THE COMPANY
                         ------------------------------

Introduction
------------

     For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Utah to Delaware (the "Reincorporation"). The Board has approved the Reincorporation, which will be effected pursuant to the Merger Agreement described below. Under the Merger Agreement, the Company will be merged with and into its newly formed Delaware subsidiary, Covingham Capital Corp. ("Covingham Capital Delaware"). Covingham Capital Corp. is a wholly-owned subsidiary of the Company recently incorporated in Delaware solely for the purpose of effecting the Reincorporation. Covingham Capital Corp. currently has no material assets and no business operations. Upon the effectiveness of the Reincorporation, the Company will cease to exist and Covingham Capital Delaware will continue to operate the Company's business under the name "Covingham Capital Corp."

     At the Annual Meeting, the shareholders of the Company (the Shareholders") will be asked to consider and vote upon the Reincorporation as outlined in the Agreement and Plan of Merger by and between Covingham Capital Delaware and Covingham Capital Utah, attached as Appendix A (the "Merger Agreement"). For the reasons set forth below, the Board believes that approval of the Reincorporation is in the best interests of the Company and its shareholders. Shareholder approval of the Reincorporation will constitute approval of the Merger Agreement and all related transactions, which will effect the change in the legal domicile of the company.

Reasons For The Reincorporation
-------------------------------

     The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company. For many years, Delaware has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Such an environment will enhance the Company's operations and its ability to obtain equity financing and to effect acquisitions and other transactions. Delaware has consistently followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.

     The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. The Delaware courts can rely on numerous precedents in interpreting the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board under the business judgment rule. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company.

The Merger
----------

     After the  Reincorporation  is effected by the Merger Agreement,  Covingham
Capital Delaware will emerge as the surviving corporation. The terms and conditions of the Reincorporation are set forth in the Merger Agreement to this Proxy Statement, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, Covingham Capital Delaware will continue to exist in its present form under the name "Covingham Capital Corp.", and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, Covingham Capital Delaware will succeed to all of the assets and assume all of the liabilities of the Company.

     The Board of Directors of Covingham Capital Delaware ("Delaware Board") will be comprised of the persons elected to the Company's Board at the Annual Meeting. All directors of the Delaware Board will belong to only one (1) class. It is anticipated that the directors of Covingham Capital Delaware will elect as officers of Covingham Capital Delaware the same persons who are elected as officers of the Company following the Special Meeting.

     After the Reincorporation, the rights of shareholders and the Company's corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and by the certificate of incorporation and bylaws of Covingham Capital Delaware, instead of the Utah Business Corporation Act (the "URBCA") and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Delaware and Utah Corporate Law and Charter Documents." A copy of the Certificate of Incorporation of Covingham Capital Delaware (the "Delaware Certificate") is included as Appendix B to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of Covingham Capital Delaware (the "Delaware Bylaws") are available for inspection by shareholders of the Company at the principal offices of the Company located at 4180 La Jolla Village Drive, Suite 500, La Jolla, California 92037.

     Upon the effectiveness of the Reincorporation, each outstanding share of the Common Stock of the Company will be automatically converted into one fully paid and nonassessable share of the Common Stock of Covingham Capital Delaware ("Delaware Common Stock"). Each share of Common Stock of Covingham Capital Delaware issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     Each outstanding certificate representing shares of Common Stock will continue to represent the same number of shares of Delaware Common Stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Delaware Common Stock. IT WILL NOT BE NECESSARY FOR THE COMPANY'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF COVINGHAM CAPITAL DELAWARE.

     Following the effectiveness of the Reincorporation, Covingham Capital Delaware will assume and continue the Company's stock option plans, if any, and the outstanding and unexercised portion of all options to purchase Common Stock of Covingham Capital Utah, including without limitation all options outstanding under such stock plan, shall be converted into options of Covingham Capital Delaware, such that one option for shares of Covingham Capital Utah shall be converted into one option for an equal number of shares of Covingham Capital Delaware. The Company's other employee benefit plans and arrangements will also be continued by Covingham Capital Delaware upon the same terms and conditions existing before the Reincorporation.

     Consummation of the Reincorporation is subject to the approval of the Company's shareholders. The affirmative vote of the holders of a majority of the votes represented by the outstanding shares of the Common Stock, whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting is required for the approval and adoption of the Reincorporation. The Reincorporation is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Reincorporation have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Reincorporation. Prior to its effectiveness, however, the Reincorporation may be abandoned by the Board if, for any reason, the Board determines that consummation of the Reincorporation is no longer advisable.

Federal Income Tax Consequences of The Reincorporation
------------------------------------------------------

     The Reincorporation of the Company pursuant to the Merger Agreement will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the Common Stock (a "Holder") will not recognize gain or loss in respect of Holder's Common Stock as a result of the Reincorporation. The Holder's basis in a share of Covingham Capital Delaware will be the same as Holder's basis in the corresponding share of the Company held immediately prior to the Reincorporation. The Holder's holding period in a share of Covingham

Capital   Delaware  will  include  the  period  during  which  Holder  held  the corresponding share of the Company, provided Holder held the corresponding share as a capital asset at the time of the Reincorporation.

     In addition, neither the Company nor Covingham Capital Delaware will recognize gain or loss as a result of the Reincorporation, and Covingham Capital Delaware will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, Covingham Capital Delaware will be subject to Delaware franchise tax, which is based on the total asset value of the corporation.

     The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

Securities Act Consequences
---------------------------

     Pursuant to Rule 145(a) (2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Covingham Capital Delaware will not be required.

Description Of Capital Stock And Voting Rights
-----------------------------------------------

     The Company's authorized capital consists of 50,000,000 shares of Common Stock, par value $0.001 per share.

     As of December 31, 2000, there were 36,979,163 shares of Common Stock outstanding. The holders of Common Stock are entitled to receive dividends, on a share-for-share basis if, as and when declared by the Board out of funds legally available therefore as provided for in the Company's Restated Bylaws ("Utah Bylaws"). Each share of Common Stock has, for all purposes, one vote per share.

     Comparison Of Shareholder Rights Under Delaware And Utah Corporate Law And Charter Documents
--------------------------------------------------------------------------------

     General. Subject to shareholder approval prior to the effective time (the "Effective Time") of the Reincorporation, the Company will change its domicile to Delaware and shall thereafter be governed by the DGCL and by the Delaware Certificate and the Delaware Bylaws ("Delaware Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Delaware of a Certificate of Merger in Delaware, the Company will become Covingham Capital Delaware and the outstanding shares of Company Common Stock will be deemed for all purposes to evidence ownership of, and to represent, shares of Covingham Capital Delaware Common Stock.

     The Delaware Charter Documents effectively replace the Company's current Articles of Incorporation ("Utah Articles") and the Utah Bylaws (together, the "Utah Charter Documents") including providing officers, directors and agents of Covingham Capital Delaware with certain indemnification rights in addition to those currently provided for the Company.

     If the Reincorporation is consummated, holders of Common Stock (and holders of options, warrants or other securities exchangeable for or convertible into Common Stock) will become holders of Delaware Common Stock, which will result in their rights as shareholders being governed by the laws of the State of Delaware. In addition, their rights as shareholders will be governed by the Delaware Charter Documents. It is not practical to describe all of the differences between the Delaware Articles and the Utah Articles and the Delaware Bylaws and the Utah Bylaws or all of the differences between the laws of the States of Delaware and Utah. The following is a summary of some of the significant rights of the shareholders under Utah and Delaware law and under the Utah and Delaware Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

     Authorized Capital Stock
     -------------------------

     The following discussion is qualified in its entirety by reference to the Delaware Charter Documents.

     The total number of shares that may be issued by Covingham Capital Delaware is 100,000,000 shares of Common Stock, $0.001 par value per share. hereinafter set forth. The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below. Each share of Delaware Common Stock shall have, for all purposes one vote per share. The shares of Delaware Common Stock are entitled to participate in any dividends available therefore in equal amounts per share on all outstanding Delaware Common Stock. The holders of Delaware Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Delaware Common Stock or approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

Voting Rights With Respect To Extraordinary Corporate Transactions
------------------------------------------------------------------

     Delaware. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the certificate of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger and
(iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

     Utah. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

     Both Utah and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

Shareholders Consent Without A Meeting
--------------------------------------

     Delaware. Unless otherwise provided in the certificate of incorporation, action requiring the vote of shareholders, including the removal and election of directors, may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

     Utah. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992, are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent.

Dissenters' Rights
------------------

     Delaware. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under the DGCL; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

     Utah. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the board of directors provide otherwise, shareholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

Dividends
---------

     Delaware. Dividends may be paid either (i) out of surplus (the excess at any time of the net assets of the corporation over the amount of its capital), or (ii) in case there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     Utah. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual, course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

Anti-Takeover Statutes
----------------------

     Delaware. Except under certain circumstances, the Delaware law prohibits a "business combination" between the corporation and an "interested shareholder" within three years of the shareholder becoming an "interested shareholder." Generally, an "interested shareholder" is a person or group that directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, and certain transactions that would increase the interested shareholders' proportionate share ownership in the board of directors prior to the date the interested shareholder became an interested shareholder under the DGCL, such business combinations between a corporation and an interested shareholder are prohibited unless (a) prior to the date the person became an interested director the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested shareholder; (b) the interested shareholder acquired at least 85% of the outstanding voting stock of the corporation in the transaction in which the shareholder became an interested shareholder excluding, for purposes of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered; (c) the business combination is approved by a majority of the board of directors and by the affirmative vote of two thirds of the votes entitled to be cast by disinterested shareholders at an annual or special meeting, (d) the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an interdealer quotation system of a registered national securities association, or held by more than 2,000 shareholders unless any of the foregoing results from action taken, directly or indirectly, by an interested shareholder or (e) the corporation has opted out of this provision. Covingham Capital Delaware has not opted out of these provisions governing business combinations as permitted under the Delaware Law.

     Utah. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled to dissenters' rights under the URBCA. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with the URBCA or (iii) under certain other specified circumstances.

Quorum Of Directors
-------------------

     Delaware. Unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire board or committee), a majority of the directors then in office shall constitute a quorum. Under the Delaware Bylaws, the act of a majority of directors present at a meeting duly held shall be the act of the Board once a quorum is present.

     Utah. A quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

Derivative Suits
----------------

     Delaware. The plaintiff must have been a shareholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved upon him by operation of law.

     Utah. A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. If a court finds that the proceeding was commenced without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees.

Special Meetings Of Shareholders
--------------------------------

     Delaware. Shareholders generally do not have the right to call meetings of shareholders unless such right is granted in the certificate of incorporation or bylaws. However, if a corporation fails to hold its annual meeting within a period of 30 days after the date designated therefore, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a shareholder. The Delaware Bylaws permit a special meeting to be called at any time by a majority of the board of directors, the chairman of the board, the chief executive officer, or the president of Covingham Capital Delaware.

     Utah. Special meetings of the shareholders may be called by: (i) the board of directors (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

Amendments To Charter
---------------------

     Delaware. Amendments to the certificate of incorporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, except that if the certificate of incorporation requires the vote of a greater number of proportion of the directors or of the holders of any class of stock than is required by the DGCL with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed by Covingham Capital Delaware except by such greater vote.

     Utah. The board of directors may propose amendments to the articles of incorporation for submission to the shareholders. For an amendment to be adopted, (i) the board of directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the board of directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

Notice, Adjournment And Place Of Stockholders' Meetings.
--------------------------------------------------------

     Delaware. There is no specific statutory requirement under Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous years annual meeting.

     Utah. The Utah law and Utah Charter Documents require that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing.

     Both Utah and Delaware law provide for adjournments of shareholders' meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more. Delaware law and the Delaware Charter Documents require that if the adjournment is for more than 30 days or if a new record date is fixed, notice must be given to the shareholders as for an original meeting.

     Both the Delaware law and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Delaware law requires that the meeting be held at the registered office of the Delaware corporation, while Utah law provides for the principal office of the corporation.

Directors
---------

     Delaware. The Delaware Certificate provides that the number of members of the Delaware Board shall not be reduced to less than one (1) nor exceed seven
(7), and may, at any time or times, be increased or decreased by a duly adopted amendment to Delaware Articles of Incorporation or to the Delaware Bylaws. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present.

     Like the Utah Articles, the Delaware Certificate does not permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of voting stock can now elect all of the Company's directors.

     Utah. The Utah Articles provide that the Board consists of not less than three (3) or more than fifteen (15) persons or such number as shall be fixed from time to time by the Board of Directors. Currently, the Company has one (1) director. A majority of the number of directors constitutes a quorum for the transaction of business. The Utah Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum.

Election And Removal Of Directors
---------------------------------

     Delaware. The Delaware Bylaws provide that the election of directors shall take place at an annual or special meeting of stockholders and it need not be by written ballot unless the Bylaws of the Company provide otherwise. Directors shall hold office for the terms specified in the Certificate of Incorporation and until their successors have been elected as provided in the Certificate of Incorporation. Any director, or the entire Board, may be removed only for cause, and only by the vote of a majority of the outstanding shares of the Company. Vacancies on the board shall be filled only by a majority of the directors then in office, although less than a quorum, or by sole remaining director and not by the Stockholders. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.

     Utah. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause. Vacancies on the board may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the Articles of Incorporation.

Inspection of Books and Records
-------------------------------

     Delaware. Pursuant to Article VI., Section 1., of the Delaware Bylaws, any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof delivered to the Corporation's principal place of business, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts there from. A proper purpose shall mean a purpose reasonably related to such person's interest as a Stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the Stockholder.

     Utah. The Utah Bylaws are silent on the Inspection of Books and Records.

Transactions With Officers And Directors
----------------------------------------

     Delaware. Under the DGCL, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the shareholders or the directors under substantially the same circumstances as in Utah. Approval by the shareholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

     Utah. Utah law provides that every director who is in any way, directly or indirectly, interested in a proposed contract or transaction with the Company is liable to account to the Company for any profit made as a consequence of the Company entering into such transaction unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was first considered, and, after his or her disclosure, the transaction was approved by the a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and, after his or her disclosure, the transaction was approved by the a majority of the disinterested shares; or (c) can show that the contract or transaction was fair and reasonable to the Company.

Limitation on Liability of Directors; Indemnification of Officers and Directors
-------------------------------------------------------------------------------

     Delaware. Delaware law permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption; (c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or
(d) in any transaction in which the director derived an improper personal benefit. The Delaware Certificate eliminates the liability of directors of the corporation for monetary damages to the fullest extent permissible under Delaware law.

     Delaware law permits a corporation to indemnify its current and former directors, officers, employees and other agents under circumstances similar to those for which the Utah Charter Documents provide. Article Eighth, Section 8.1) of the Delaware Certificate requires Covingham Capital Delaware to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by the Delaware law. The Delaware Bylaws permit Covingham Capital Delaware to advance expenses to a director or officer, provided that the director or executive officer undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose.

     Indemnification rights under Delaware law are not exclusive. Accordingly, Covingham Capital Delaware's Bylaws specifically permit Covingham Capital Delaware to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, shareholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Utah or Delaware indemnification statutes.

     Utah. The URBCA permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits receive by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. The Utah Charter Documents eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under URBCA.

     Under the URBCA, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The URBCA also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. The URBCA prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under the URBCA. The URBCA permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and
(c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances.

     Both the Delaware Charter Documents and Utah Charter Documents provide that Covingham Capital Delaware and the Company, respectively, may purchase insurance on behalf of those persons entitled to be indemnified by the Company.

Dissenters' Rights as a Result of The Reincorporation Merger
------------------------------------------------------------

     Shareholders have dissenters' rights in Utah as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the URBCA. A copy of these sections is attached hereto as Appendix C to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below.
However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

     Under the URBCA, such dissenters' rights will be available only to those common or preferred shareholders of the Company who (i) object to the proposed Reincorporation in writing prior to or at the Special Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed Reincorporation at the Special Meeting.

     Within ten days after the effective date of the Reincorporation, Covingham Capital Delaware will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which Covingham Capital Delaware will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice sent by Covingham Capital Delaware, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

     Upon receipt of each demand for payment, Covingham Capital Delaware will pay each dissenting shareholder the amount that Covingham Capital Delaware estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Covingham Capital Delaware may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events.

     Any dissenter who does not wish to accept the payment or offer made by Covingham Capital Delaware must notify Covingham Capital Delaware in writing of his or her own estimate of the fair value of the shares within 30 days after the date Covingham Capital Delaware makes or offers payment. If the dissenting shareholder and Covingham Capital Delaware are unable to agree on the fair value of the shares, then Covingham Capital Delaware will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Covingham Capital Delaware does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value.

     All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Covingham Capital Delaware for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Covingham Capital Delaware unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Covingham Capital Delaware. Both Covingham Capital Delaware and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

     The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Covingham Capital Delaware in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Covingham Capital Delaware.

     For a general comparison of the rights of stockholders under Delaware and Utah law, see "Comparison of Shareholder Rights under Utah and Delaware Corporate Law and Charter Documents," above.

Incorporation By Reference Of Certain Financial Information
------------------------------------------------------------

The following portions of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 are incorporated herein by reference:
"Management's Discussion and Analysis of Financial Condition and Operational Results" and "Financial Statements." A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, is being mailed with this proxy material.

     Any statement contained in a document all or a portion of which is incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.

Vote Required
-------------

     Under Utah law, the affirmative vote of a majority of the outstanding shares of Common Stock is needed to approve the proposed Reincorporation.

     Although the Board has recommended that the foregoing proposal be adopted, shareholders should be aware that the continuing Directors may have a personal interest in the Reincorporation because it broadens the scope of indemnification available to Directors. The broader scope of indemnification available under Delaware law could result in increased costs and expenses to the Company to the potential indirect detriment of the shareholders. See "Comparison of Shareholder Rights under Utah and Delaware Corporation Laws and Charter Documents."

Amendment To The Merger Agreement; Termination
----------------------------------------------

The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if (i) shareholders holding more than five percent (5%) of the issued and outstanding shares of the Company's Common Stock dissent and seek appraisal rights; or (ii) the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated or the shareholders fail to approve the Reincorporation, the Company would remain as a Utah corporation.

Recommendation Of The Board Of Directors
----------------------------------------

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE TRANSACTIONS CONTEMPLATED BY THE PROPOSED REINCORPORATION MERGER ARE DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH PROPOSAL.
--------------------------------------------------------------------------------

Deadline for Receipt of Shareholder Proposals for the 2001 Annual Meeting
-------------------------------------------------------------------------

     Proposals of shareholders of the Company, which are intended to be presented at the Company's next Annual Meeting of Shareholders, must be received by the Company no later than September 30, 2001, and otherwise be in compliance with the Company's Articles of Incorporation and Bylaws, as amended, and with applicable laws and regulations in order to be included in the Proxy Statement and form of Proxy relating to that meeting.

                                 OTHER BUSINESS
                                 --------------

     The Company knows of no other matters to be submitted at this meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

March __, 2001
La Jolla, California

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, IS BEING MAILED WITH THIS PROXY STATEMENT. COPIES OF THE COMPANY'S OTHER ANNUAL, QUARTERLY AND CURRENT REPORTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE AND CAN BE ACCESSED AND DOWNLOADED VIA THE INTERNET AT HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN "COVINGHAM", OR ITS CIK NUMBER "0000789887."

OR, PLEASE WRITE TO: Covingham Capita Corp., 4180 La Jolla Village Drive, Suite 500, La Jolla, California 92037.

                                                                      Appendix A

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

     THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of February 22, 2001, by and between COVINGHAM CAPITAL CORP., a Utah corporation ("Covingham Capital Utah"), and COVINGHAM CAPITAL CORP., a Delaware corporation ("Covingham Capital Delaware"). Covingham Capital Utah and Covingham Capital Delaware are sometimes referred to as the "Constituent Corporations."

     The authorized capital stock of Covingham Capital Utah consists of fifty million (50,000,000) shares of Common Stock, par value $0.001 per share. The authorized capital stock of Covingham Capital Delaware, upon effectuation of the transactions set forth in this Merger Agreement, will consist of 100,000,000 shares of Common Stock par value $0.001.

     The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Covingham Capital Utah merge into Covingham Capital Delaware upon the terms and conditions herein provided.

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Covingham Capital Utah shall merge into Covingham Capital Delaware on the following terms, conditions and other provisions:

1. TERMS AND CONDITIONS.

     1.1 MERGER. Covingham Capital Utah shall be merged with and into Covingham Capital Delaware (the "Merger"), and Covingham Capital Delaware shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of Delaware (the "Effective Date").

     1.2 SUCCESSION. On the Effective Date, Covingham Capital Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Covingham Capital Utah, except insofar as it may be continued by operation of law, shall be terminated and cease.

     1.3 TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     1.4 COMMON STOCK OF COVINGHAM CAPITAL UTAH AND COVINGHAM CAPITAL DELAWARE. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of Covingham Capital Utah issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of Covingham Capital Delaware at a ratio of 1 to 1 and (ii) each share of Common Stock of Covingham Capital Delaware issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of Covingham Capital Utah shall be deemed for all purposes to evidence ownership of and to represent the shares of Covingham Capital Delaware into which the shares of Covingham Capital Utah represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Covingham Capital Delaware evidenced by such outstanding certificate as above provided.

     1.6 OPTIONS. On the Effective Date, the Surviving Corporation will assume and continue Covingham Capital Utah's stock awards plans, if any, and the outstanding and unexercised portions of all options to purchase Common Stock of Covingham Capital Utah, including without limitation all options outstanding under such stock plan and any other outstanding options, shall be converted into options of Covingham Capital Delaware, such that an option for shares of Covingham Capital Utah shall be converted into an option for shares of Covingham Capital Delaware at a ratio of 1 to 1. No other changes in the terms and conditions of such options will occur. Effective on the Effective Date, Covingham Capital Delaware hereby assumes the outstanding and unexercised portions of such options and the obligations of Covingham Capital Utah with respect thereto.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

     2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of Covingham Capital Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

     2.2  DIRECTORS.   The  directors  of  Covingham  Capital  Utah  immediately
preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

     2.3 OFFICERS. The officers of Covingham Capital Utah immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3. MISCELLANEOUS.

     3.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Covingham Capital Utah such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Covingham Capital Utah and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Covingham Capital Utah or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 AMENDMENT. At any time before or after approval by the shareholders of Covingham Capital Utah, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Covingham Capital Utah, the principal terms may not be amended without the further approval of the shareholders of Covingham Capital Utah) as may be determined in the judgment of the respective Board of Directors of Covingham Capital Delaware and Covingham Capital Utah to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 CONDITIONS TO MERGER. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

          (a) the Merger shall have been approved by the shareholders of Covingham Capital Utah in accordance with applicable provisions of the Business Corporations Act of the State of Utah; and

          (b) Covingham Capital Utah, as sole stockholder of Covingham Capital Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

          (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Covingham Capital Utah to be material to consummation of the Merger shall have been obtained.

     3.4 ABANDONMENT OR DEFERRAL. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Covingham Capital Utah or Covingham Capital Delaware or both, notwithstanding the approval of this Merger Agreement by the shareholders of Covingham Capital Utah or Covingham Capital Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Covingham Capital Utah and Covingham Capital Delaware, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Covingham Capital Utah shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

     3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Covingham Capital Utah and Covingham Capital Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

COVINGHAM CAPITAL CORP.                              COVINGHAM CAPITAL CORP.
A Utah corporation                                   A Delaware Corporation


/S/ GREGORY J. CHACHAS                               /S/ GREGORY J. CHACHAS
----------------------                               ----------------------
By:    Gregory J. Chachas                            By:    Gregory J. Chachas
Title: President and Chief Executive Officer         Title: President and Chief
                                                            Executive Officer

                                                                      Appendix B

                          CERTIFICATE OF INCORPORATION

                                       OF

                             COVINGHAM CAPITAL CORP.
--------------------------------------------------------------------------------

                                      FIRST
                                      -----

                                  Company Name
                                  ------------

     1.1  The  name  of  this  Corporation  is  COVINGHAM   CAPITAL  CORP.  (the
"Corporation").

                                     SECOND
                                     ------

                                Principal Office
                                ----------------

     2.1 The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware, 19805, New Castle County. The name of its registered agent at such address is Corporation Service Company.

                                      THIRD
                                      -----

                                     Purpose
                                     -------

     3.1 The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 to the Delaware Code (the "GCL").

                                     FOURTH
                                     ------

                                  Capital Stock
                                  -------------

     4.1 Authorized Capital Stock. The total number of shares that may be issued by the Corporation and that the Corporation will be authorized to have is One Hundred Million (100,000,000) of the par value per share hereinafter set forth. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to the and restrictions imposed upon the shares of each class are as follows.

     4.2 Terms of Common Stock. The total number of shares of Common Stock this Corporation shall have the authority to issue is One Hundred Million
(100,000,000). The Common Stock shall have a stated par value of $0.001 per share. Each share of Common Stock shall have, for all purposes one (1) vote per share. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

                                      FIFTH
                                      -----

                              Stockholder Meetings
                              --------------------

     5.1 Special meetings of the stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or President of the Corporation.

     5.2 Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, and may not be taken by written consent of the stockholders pursuant to the GCL.

                                      SIXTH
                                      -----

                               Board of Directors
                               ------------------

     6.1. The members of the governing Board of the Corporation shall be styled "Directors", and the first Board shall be one (1) in number. The Number of directors shall not be reduced to less than one (1) nor exceed seven (7) and may, at any time or times, be increased or decreased by a duly adopted amendment to these Articles of Incorporation, or in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

     6.2 The names and addresses of the first Board of Directors are as follows:

          DIRECTORS
          ---------
          Gregory J. Chachas
          1200 South Bell Avenue
          P.O. Box 1170
          Ely, Nevada 89301

     6.3 Election of Directors. Elections of Directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

     6.4 Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation.

                                     SEVENTH
                                     -------

                                    Officers
                                    --------

     7.1 The officers of the Corporation shall be chosen in such a manner, shall hold their offices for such terms and shall carry out such duties as are determined solely by the Board of Directors, subject to the right of the Board of Directors to remove any officer or officers at any time with or without cause.

                                     EIGHTH
                                     ------

                    Indemnification of Officers and Directors
                    -----------------------------------------

     8.1 The Corporation shall indemnify to the fullest extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he/she, his/her testator or intestate, is or was director or officer of the Corporation, is or was serving any other Corporation, partnership, joint venture, trust, employee benefit plan or enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this Section 8.1 of Article EIGHTH shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

     8.2 No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to repeal of this Section 8.2 of Article EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     8.3 In furtherance and not in limitation of the powers conferred by statute:

          8.3.1 The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify against such liability under the provisions of law; and

          8.3.2 The Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the fullest extent authorized or permitted by law and including as par thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

                                      NINTH
                                      -----

                                  Incorporator
                                  ------------

     9.1 The name and mailing address for the Incorporator of the Corporation is as follows:

          Gregory J. Chachas
          1200 South Bell Avenue
          P.O. Box 1170
          Ely, Nevada 89301

                                      TENTH
                                      -----

     10.1 The Corporation reserves the right to repeal, alter, amend, or rescind any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, the undersigned has executed the Certificate of Incorporation this 13th day of June, 2000.


                             /S/ Gregory J. Chachas
                        ---------------------------------
                        Gregory J. Chachas - Incorporator

                                                                     Appendix C

           UTAH BUSINESS CORPORATION ACT SECTION 1301-1331 OF PART 13

                           PART 13. DISSENTERS' RIGHTS
                           ---------------------------

16-10A-1301 DEFINITIONS. For purposes of Part 13:
-------------------------------------------------

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

     (7)   "Shareholder"   means  the  record   shareholder  or  the  beneficial
shareholder.

16-10A-1302 RIGHT TO DISSENT.
----------------------------

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

          (a) consummation of a plan of merger to which the corporation is a party if:

               (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

               (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

          (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c) consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

          (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

          (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to vote;

          (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

          (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

          (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

          (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

          (c) cash in lieu of fractional shares; or

          (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares; or

     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16.10A-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.
-----------------------------------------------------

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters'; rights as to shares held on his behalf only if:

          (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10A-1320 NOTICE OF DISSENTERS' RIGHTS.
----------------------------------------

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under
Section 16-10a- 1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

     (2) If a  proposed  corporate  action  creating  dissenters'  rights  under
Section 16-10a- 1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10A-1321 DEMAND FOR PAYMENT - ELIGIBILITY AND NOTICE OF INTENT.
-----------------------------------------------------------------

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under
Section 16-10a- 1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

          (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

          (b) may not vote any of his shares in favor of the proposed action.

     (2) If a  proposed  corporate  action  creating  dissenter's  rights  under
Section 16-10a-1302 is authorized without a meeting of shareholders  pursuant to
Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10A-1322 DISSENTER'S NOTICE.
-------------------------------

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under
Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

          (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

          (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

          (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

          (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

          (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

          (g) be accompanied by a copy of this part.

16-10A-1323 PROCEDURE TO DEMAND PAYMENT.
---------------------------------------

     (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

          (a) cause the corporate to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)d, duly completed, or may be stated in another writing;

          (b) deposit certificates for his certified for his certificated shares in accordance with the terms of the dissenters' notice; and

          (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

     (3)  A  shareholder   who  does  not  demand   payment  and  deposit  share
certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10A-1324 UNCERTIFICATED SHARES.
---------------------------------

     (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326. (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10A-1325 PAYMENT.
-------------------

     (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenters' shares, plus interest to each dissenter who has compiled with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

     (2) Each payment made pursuant to Subsection (1) must be accompanied by:

          (a)(i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

                    (B) an income statement for that year;

                    (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

                    (D) the latest available interim financial statements, if any;

               (ii) the balance sheet and  statements  referred to in Subsection
          (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

          (b) statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

          (c) statement of the dissenter's right to demand payment under Section 16-10a-1328; and

          (d) copy of this part.

16-10A-1326 FAILURE TO TAKE ACTION.
----------------------------------

     (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 116-10a-1323 share thereafter have all rights of a shareholder is if no demand for payment had been made. (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10A-1327 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.
--------------------------------------------------------------------------------

     (1) corporation may, with the dissenters' notice given pursuant to Section 16-10a-1302, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before the date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of the demand. (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10A-1328 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.
------------------------------------------------------------------------

     (1)  dissenter  who has not accepted an offer made by a  corporation  under
Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimate amount, plus interest, less any payment made under Section 16-10a-1325, if:

          (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

          (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

          (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restriction imposed on uncertificated shares as required by Section 16-10a-1326.

     (2) dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for this shares

16-10A-1330 JUDICIAL APPRAISAL OF SHARES--COURT ACTIONS.
-------------------------------------------------------

     (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation  shall commence the proceeding  described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

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     (3) The  corporation  shall  make all  dissenters  who have  satisfied  the requirements of Sections 16-10a-1321, 16-10a-1323, and a16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

     (4) the jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

          (a) or the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

          (b)  or  the  fair   value,   plus   interest,   of  the   dissenters'
     after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10A-1331 COURT COSTS AND COUNSEL FEES.
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     (1)  the  court  in  an  appraisal   proceeding   commenced  under  Section
16-10a-1330  shall  determine  all  costs  of  the  proceeding,   including  the
reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may
assess  costs  against  all  or  some  of  the  dissenters  acted   arbitrarily,
vexatiously,   or  not  in  good  faith  in  demanding   payment  under  Section
16-10a-1328.

     (2) the court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable.

          (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

          (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

          (c) if the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

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